Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OneConstruction Group Limited (the “Company”) on Form 20-F for the year ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ka Chun Gordon Li, General Manager (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 23, 2026

By:	/s/ Ka Chun Gordon Li
Name:	Ka Chun Gordon Li
Title:	General Manager (Principal Executive Officer)